UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

DAMORA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Crescent Street Building 23, Suite 105 Waltham, MA 02453 (Address of principal executive offices, including zip code)

(781) 281-9020 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	DMRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Damora Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 17, 2026 (the “Annual Meeting”). The following proposals were submitted to the stockholders of the Company at the Annual Meeting, which are described in detail in the the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”):

1.
To elect Michael Landsittel and Cameron Turtle, D.Phil, as Class III members of the Board of Directors (the “Board”), to serve until the Company’s 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Election of Directors Proposal”);
2.
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);
3.
To conduct an advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers (the “Say-on-Frequency Proposal”); and
4.
To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification of Auditor Proposal”).

There were 60,303,212 shares of Common Stock outstanding and entitled to vote on April 22, 2026, the record date for the Annual Meeting, and 55,009,938 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

At the Annual Meeting, each of the Company’s director nominees was elected, a frequency of one year received the plurality of votes cast on the Say-on-Frequency Proposal and the other proposals voted on were approved. The final voting results regarding each proposal are set forth below.

1.
Election of Directors Proposal.

Nominees	For	Withheld	Broker Non-Votes
Michael Landsittel	51,403,541	29,011	3,577,386
Cameron Turtle, D.Phil	51,403,540	29,012	3,577,386

2.
Say-on-Pay Proposal.

For	Against	Abstain	Broker Non-Votes
51,401,988	3,546	27,018	3,577,386

3.
Say-on-Frequency Proposal.

1 Year	2 Years	3 Years	Abstain
50,913,167	103	518,015	1,267

In light of these voting results and in accordance with its prior recommendation, the Board has determined that the Company will hold future Say-on-Pay votes every year until the next required Say-on-Frequency vote.

4.
Ratification of Auditor Proposal.

For	Against	Abstain	Broker Non-Votes
54,977,317	5,640	26,981	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Damora Therapeutics, Inc.

Date: June 17, 2026	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
President and Chief Executive Officer